UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                              FORM 8K

         Current Report Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): December 1,2004


                         JOHNSON & JOHNSON

      (Exact name of registrant as specified in its charter)


        New Jersey             1-3215         22-1024240

     (State or other        (Commission    (I.R.S. Employer
     jurisdiction           File Number)   Identification No.)
     of incorporation)


  One Johnson & Johnson Plaza, New Brunswick, New Jersey   08933

          (Address of principal executive offices)  (zip code)


 Registrant's telephone number including area code: (732) 524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Item 8.01. Other Events

On December 1, 2004, Johnson & Johnson Pharmaceutical Research & Development, L.L.C., a Johnson & Johnson company, issued a press release indicating that it is discontinuing its current clinical development program for its controlled release formulation of topiramate in obesity and type 2 diabetes.


Item 9.01.  Financial Statements and Exhibits

   9.01(c)     Exhibits:

   Exhibit Number 99.17: Johnson & Johnson Pharmaceutical
Research & Development, L.L.C. Press Release dated December 1,
2004.




                       SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              JOHNSON & JOHNSON




Date: December 2, 2004        By: /s/ Michael H. Ullmann
                              Michael H. Ullmann
                              Corporate Secretary